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SCHEDULE 14A

Proxy Statement Pursuant to Section 14(a) of
the Securities Exchange Act of 1934 (Amendment No.           )

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Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
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☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to §240.14a-12
Merrill Merchants Bancshares, Inc.
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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Notice of 2004
Annual Meeting
and
Proxy Statement

March 22, 2004

Dear Stockholder:

        On behalf of the Board of Directors and management, you are cordially invited to attend the 2004 Annual Meeting of Stockholders to be held on Thursday, April 29, 2004, at 5:00 p.m. at the Bangor Conference Center located at 701 Hogan Road, Bangor, Maine.

        The notice of meeting and proxy statement accompanying this letter describe the specific business to be acted upon. In addition to the specific matters to be acted upon, there will be a report on the progress of the Company and an opportunity for questions of general interest to the stockholders.

        It is important that your shares be represented at the meeting. Whether or not you plan to attend in person, you are requested to vote, sign, date, and promptly return the enclosed proxy in the envelope provided.

Sincerely yours,

Edwin N. Clift President and Chief Executive Officer	William C. Bullock, Jr. Chairman

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

        The 2004 Annual Meeting of Stockholders of Merrill Merchants Bancshares, Inc. (the "Company") will be held on Thursday, April 29, 2004 at 5:00 p.m. at the Bangor Conference Center, located at 701 Hogan Road, Bangor, Maine. The Annual Meeting is for the purpose of considering and acting upon:

  1.
  The election of three Directors as provided by the By-Laws.

  2.
  Ratification of the appointment of the Company's independent public accountants for 2004.

  3.
  Any other business as may properly be brought before the meeting or any adjournment thereof.

        You may vote at the Annual Meeting and at any adjournment or postponement thereof, if you were a stockholder of the Company on March 10, 2004, the record date for voting at the Annual Meeting.

By Order of the Board of Directors,

Deborah A. Jordan
 Secretary

March 22, 2004

        Whether you expect to attend the meeting or not, please vote, sign, date, and return the enclosed proxy in the enclosed self-addressed envelope as promptly as possible. If you attend the meeting, you may vote your shares in person, even though you have previously signed and returned your proxy.

MERRILL MERCHANTS BANCSHARES, INC.
201 Main Street
Bangor, ME 04401

Proxy Statement
2004 Annual Meeting of Stockholders to be held April 29, 2004

Solicitation and Revocation of Proxies

        This proxy statement is furnished to the stockholders of Merrill Merchants Bancshares, Inc., a Maine corporation, in connection with the 2004 Annual Meeting of Stockholders of the Company.

        A proxy card is furnished by the Company. This proxy is being solicited by the Board of Directors of the Company for use at the April 29, 2004 Annual Meeting of Stockholders and at any adjournment thereof. A proxy duly executed and returned by a stockholder will be voted as directed by the proxy. If no choice is specified, the proxy will be voted "FOR" proposals 1 and 2. As to other matters, if any, to be voted upon, the persons named in the proxy will take such action as a majority of the Board of Directors may deem advisable.

        A stockholder who signs and returns a proxy may revoke it at any time before it is exercised by signing and submitting a new proxy with a later date, notifying the Secretary of the Company in writing before the Annual Meeting or by attending the meeting and voting in person.

        All expenses of the solicitation of proxies are being borne by the Company. It is expected that solicitations will be made primarily by mail, but regular employees or representatives of the Company and Merrill Merchants Bank (the "Bank") may also solicit proxies by telephone, telex, facsimile and in person, but no employee will receive any compensation for solicitation activities in addition to his or her regular compensation. We will, upon request, reimburse brokerage firms and others for their reasonable expenses in forwarding solicitation material to the beneficial owners of stock.

        We began mailing this Proxy Statement, the Notice of Annual Meeting and the enclosed proxy card on or about March 22, 2004, to all stockholders entitled to vote. If you owned the Company's common stock at the close of business on March 10, 2004, the record date, you are entitled to vote at the Annual Meeting.

Quorum

        A quorum of stockholders is necessary to hold a valid meeting. If the holders of at least a majority of the total number of the outstanding shares of common stock of the Company entitled to vote are represented in person or by proxy at the Annual Meeting, a quorum will exist. We will include proxies marked as abstentions and broker non-votes to determine the number of shares present at the Annual Meeting.

Confidential Voting Policy

        The Company maintains a policy of keeping stockholder votes confidential. We only let our Inspector of Election and our transfer agent examine the voting materials. We will not disclose your vote to management unless it is necessary to meet legal requirements. We will, however, forward any written comments that you may have to management.

Voting Securities

        Only stockholders of record at the close of business on March 10, 2004, are entitled to vote at the Annual Meeting. As of January 31, 2004, there were 3,302,130 shares of common stock outstanding. Each share has one vote.

        The nominees for directors who receive the most votes will be elected. If you vote against the nominees for director or "withhold authority" for any nominee on your proxy card, your vote will not count "for" or "against" the nominee. The approval of the independent public accountants requires the majority of the votes cast by stockholders present in person or by proxy and entitled to vote at the Annual Meeting. If you "abstain" from voting on the independent public accountant proposal, it will have the same effect as if you voted "against" the proposal. Broker non-votes will not be counted as having voted in person or by proxy for each proposal and will have no effect on the outcome of the proposals.

        The following table shows the amount of Merrill Merchants Bancshares, Inc. common stock beneficially owned by those person or entities (or group of affiliated persons or entities) known by management to beneficially own more than five percent of the outstanding common stock of the Company, the Company's directors, the executive officers named in the Summary Compensation Table and the directors and executive officers as a group. For purposes of the table below, in accordance with Rule 13d-3 under the Securities Exchange Act of 1934, as amended, a person is deemed to be the beneficial owner, for purposes of any shares of common stock: (1) over which he or she has or shares, directly or indirectly, voting or investment power; or (2) of which he or she has the right to acquire beneficial ownership at any time within 60 days after January 31, 2004. As used in this proxy statement, "voting power" is the power to vote or direct the voting of shares, and "investment power" includes the power to dispose or direct the disposition of shares.

	Amount and Nature of Beneficial Ownership
Name of Beneficial Owner	Currently Owned (1)	Percent of class (2)
Perry B. Hansen (3)	340,763	10.3%
The Bullock Family Trust (4)	200,747	6.1%
William C. Bullock, Jr. (4)	200,747	6.1%
Joseph H. Cyr (5)	151,280	4.6%
Dennis L. Shubert, M.D., Ph.D. (6)	72,546	2.2%
Edwin N. Clift	71,721	2.2%
Robert E. Knowles (7)	58,340	1.8%
Frederick A. Oldenburg, Jr., M.D. (8)	53,496	1.6%
Susan B. Singer	52,188	1.6%
Lloyd D. Robinson (9)	44,125	1.3%
William P. Lucy (10)	23,188	0.7%
Deborah A. Jordan (11)	19,238	0.6%
All current directors and executive officers as a group (11 persons)	1,087,632	32.9%

(1)
Except as otherwise noted, each individual in the table above has the sole voting and investment power over the shares listed.

(2)
Shares acquirable within 60 days include, among other things, shares issuable upon the exercise of stock options that have vested. The calculation of percent of class includes common stock issuable upon the exercise of stock options acquirable within 60 days.

(3)
Mr. Hansen's mailing address is P.O. Box 280, Rapids City, Illinois 61278-0280.

(footnotes to the table continue on the next page)

(4)
Mr. Bullock beneficially owns the 200,747 shares in The Bullock Family Trust as a result of his powers as trustee. Mr. Bullock's mailing address is 44 Bald Hill Reach Road, Orrington, Maine 04474.

(5)
Includes 124,850 shares of common stock held jointly with spouse.

(6)
Includes 36,211 shares of common stock held by spouse. Also includes 9,848 shares of common stock held in the name of Dr. Shubert's children, of which his spouse serves as Trustee.

(7)
Includes 26,904 shares of common stock held by spouse.

(8)
Includes 21,300 shares of common stock held under the name Penobscot Respiratory PA FBO Frederick A. Oldenburg, Jr. and 17,867 shares of common stock held by spouse.

(9)
Includes 43,201 shares of common stock held jointly with spouse.

(10)
Includes 1,180 shares of common stock held by spouse.

(11)
Includes 412 shares of common stock held by spouse.

Election of Directors of Merrill Merchants Bancshares, Inc.
(Item 1 on Proxy Card)

        The Board has nominated three persons for election as directors at the Annual Meeting. Mr. Bullock, Mr. Clift and Ms. Singer currently serve on the Company's Board of Directors. If you elect the nominees, they will hold office until the Annual Meeting in 2007 or until their successors have been elected.

        We know of no reason why any nominee may be unable to serve as a director. If any nominee is unable to serve, your proxy may vote for another nominee proposed by the Board. If for any reason these nominees prove unable or unwilling to stand for election, the Board will nominate alternates or reduce the size of the Board of Directors to eliminate the vacancy. The Board has no reason to believe that its nominees would prove unable to serve if elected. We recommend that you vote "FOR" each of the nominees for election as directors.

Nominees

        William C. Bullock, Jr., 67, has served as Chairman of the Company and the Bank since its inception in 1992. He is the former Chairman of The Merrill Trust Company and its successor bank, Merrill/Norstar Bank. He also served as an executive vice president and director of the holding company, Fleet/Norstar Financial Group of Providence, Rhode Island. Prior to moving to Maine in 1969, he held a number of officer positions with Morgan Guaranty Trust Company of New York. Mr. Bullock has served on and chaired several committees of the American Bankers Association ("ABA") and is a former chairman of the Maine Bankers Association ("MBA"). From 1987 to 1989, Mr. Bullock was a Class A director of the Federal Reserve Bank of Boston. Mr. Bullock is a graduate of Yale University. He is a former trustee of the State of Maine Retirement System, Maine Maritime Academy, the Maine Community Foundation and Bangor Theological Seminary. Mr. Bullock is a former director of a number of companies including Fieldcrest Cannon, Bangor & Aroostook Railroad and Bangor Hydro-Electric Company and he served as a director of Eastern Maine Healthcare until 2004. Mr. Bullock's term expires in 2007.

        Edwin N. Clift, 64, has served as President and Chief Executive Officer of the Company and the Bank since its inception in 1992. Prior to that, Mr. Clift was associated with three other Maine banks including more than 20 years as an executive of The Merrill Trust Company. Mr. Clift is a graduate of Strayer College in Washington, D.C. Mr. Clift is chairman of the St. Joseph Healthcare Foundation board of trustees, past president and current director of the Bangor Target Area Development

Corporation and director and treasurer of the Bangor Historical Society. He serves as chairman of the Maine Committee for Employer Support for the Guard and Reserve and a member of the Advisory Board for Maine's Bureau of Financial Institutions. Mr. Clift also serves as a member of the ABA's Community Bankers' Council. Mr. Clift completed a three-year term in 2000 as a Class A director of the Federal Reserve Bank of Boston. He is a past chairman of the MBA and a past president of the Independent Community Bankers Association of Maine. He serves as chairman of the board of directors of Seven Islands Land Company, a privately held company that manages one million acres of certified forest in Maine. Mr. Clift's term expires in 2007.

        Susan B. Singer, 54, has served as a Director of the Company since 1998 and as a Director of the Bank since 1992. She served as comptroller and vice president of MTL, Inc., a family-owned sales, rental and leasing company located in Bangor from 1980 to 2000. Ms. Singer is a current member of Congregational Beth Israel and a past board member and treasurer. She is a former director of the Bangor-Brewer Y.W.C.A and Eastern Maine Medical Center Auxiliary. Ms. Singer's term expires in 2007.

Continuing Directors

        Joseph H. Cyr, 63, has served as a Director of the Company and the Bank since 1992. He has been the owner of John T. Cyr & Sons, Inc., Old Town, Maine, a privately held charter bus service, since 1967. Mr. Cyr has been involved in that business since 1962. He was formerly a director of Norstar Bank in Bangor. He has been active in a number of civic and charitable organizations including: trustee of Husson College; past president of the Bangor Area Chamber of Commerce; and director of St. Joseph Hospital. He is a former director of Bangor Hydro-Electric Company and the Maine Community Foundation. Mr. Cyr's term expires in 2006.

        Perry B. Hansen, 56, has been a Director of the Company and the Bank since 1992. He is chairman and chief executive officer of THE National Bank, Bettendorf, Iowa and a director of its bank holding company, National Bancshares, Inc. Mr. Hansen's thirty-five years of banking experience includes management of two other banks in the Quad City area. Presently he is also an investor, holding senior management positions in several privately held companies. Mr. Hansen's term expires in 2005.

        Robert E. Knowles, 69, has served as Director of the Company since May 2001 and a Director of the Bank since 1992. He presently serves as president of White Mountain Imaging, a privately held company that manufactures x-ray chemicals. From 1971 to 1994, he was the owner and president of Maine X-Ray Equipment, Pittsfield, Maine, one of the largest distributors of X-ray film and chemicals in New England. Mr. Knowles currently serves as a director of X-Ray Marketing Associates, Inc. and GAC Chemical. He has been active in a number of civic and fraternal organizations including the Unity Rotary and Anah Temple. Mr. Knowles' term expires in 2006.

        Frederick A. Oldenburg, Jr., M.D., 56, has served as a Director of the Company since 1999 and a Director of the Bank since 1996. He has been a practicing physician since 1973 and director of Penobscot Respiratory, P.A. He was head of Respiratory Care at St. Joseph Hospital in Bangor from 1993 to 2003. He is a graduate of Dartmouth College and Case Western Reserve University Medical School. Dr. Oldenburg is past president of the National Association for the Medical Direction of Respiratory Care. He also has been involved in real estate development in Bangor and Brooksville, Maine. Dr. Oldenburg's term expires in 2005.

        Lloyd D. Robinson, 68, has served as a Director of the Company since May 2001, and a Director of the Bank since 1992. He has been retired since 1985. From 1977 to 1985, he was the owner/operator of McKay's R.V. Center, a privately held recreational equipment business. He also has real estate investments in the Bangor area. Mr. Robinson is a U.S. Air Force veteran. Mr. Robinson's term expires in 2006.

        Dennis L. Shubert, M.D., Ph.D., 56, has served as a Director of the Company since May 1998 and a Director of the Bank since 1992. He is a neurosurgeon and past president of Maine Neurosurgery of Bangor and Portland, Maine. Dr. Shubert is a Bangor native who graduated from Tufts University, received an M.D. from George Washington University, a Ph.D. from the University of Minnesota and a M.S. in Health Care Management from Harvard. He serves on the board of directors of Eastern Maine Healthcare and executive director of Maine Quality Forum. Dr. Shubert has been active in a number of professional organizations including: president of the Penobscot County Medical Association and president of the Maine Neurosurgical Society. Dr. Shubert's term expires in 2005.

Ratification of Appointment of Independent Public Accountants
(Item 2 on Proxy Card)

        The Audit Committee of the Board of Directors has appointed Berry Dunn McNeil & Parker (BDMP) as the Company's independent public accountants for the fiscal year ending December 31, 2004. BDMP has served as the Company's independent public accountants since the incorporation of the Company in 1992. We recommend that you vote "FOR" the ratification of the appointment of BDMP.

        Representatives of BDMP will be present at the Annual Meeting to respond to appropriate questions and will have the opportunity to make a statement if they desire to do so.

        During the fiscal year ended December 31, 2003, the Company retained and paid BDMP to provide audit and other services. The following table displays the aggregate fees for professional audit services for the audit of the financial statements for the years ended December 31, 2003 and 2002 and fees billed for other services during those periods by our independent auditors.

	2003	2002
Audit fees (1)	$45,700	$44,050
Audit related-fees	—	—
Tax fees (2)	5,940	11,005
All other fees (3)	5,985	3,363

Total	$57,625	$58,418

(1)
Audit fees consisted of audit work performed in the preparation of financial statements as well as work generally only the independent auditors can reasonably be expected to provide, such as statutory audits.

(2)
Tax fees consisted of assistance with matters related to tax compliance, tax advice and tax planning. The nature of the services comprising the fees disclosed under this category are preparation of federal and state tax returns, review of estimated tax payments and review of tax planning.

(3)
The nature of the services comprising the fees disclosed under this category are an employee benefit plan audit and administrative services.

        The Audit Committee's pre-approval policies and procedures require the Audit Committee Chair to pre-approve all audit and non-audit services, and report such pre-approvals to the Audit Committee at its next regularly scheduled meeting.

        With respect to each of the services described in the table above, pre-approval by the Audit Committee pursuant to 17 CFR 210.2-01(c)(7)(i)(C) was not waived.

Board of Directors and Its Committees

        The Company's Board of Directors currently consists of nine members. The Company's Articles of Incorporation provide that the Board of Directors shall be divided into three classes, as nearly equal in number as possible. The terms of three directors expire at the Annual Meeting.

        The Board of Directors oversees our business and monitors the performance of our management. In accordance with our corporate governance procedures, the Board of Directors does not involve itself in the day-to-day operations of the Company. The Company's executive officers and management oversee the day-to-day operations of the Company. Our directors fulfill their duties and responsibilities by attending regular meetings of the Board.

        The Board of Directors of the Company held eight meetings during the calendar year 2003 and each director attended at least 75% of all Board meetings except for Directors Cyr and Knowles who each attended five meetings.

        It is our policy that all directors and nominees should attend the Annual Meeting. At the 2003 Annual Meeting, all members of the Board of Directors were in attendance except for Directors Oldenburg and Singer.

        The Board of Directors has established the following standing committees:

Executive Committee

        The Executive Committee is comprised of Directors Bullock (Chair), Clift, Cyr, Shubert and Singer. The Executive Committee considers strategic planning and industry issues and is authorized to act as appropriate between meetings of the Board of Directors. The Executive Committee met one time during 2003.

Compensation Committee

        The Compensation Committee is comprised of Directors Hansen (Chair), Cyr, Oldenburg, Shubert and Singer, each of whom are independent, as defined under The Nasdaq Stock Market listing standards. The Compensation Committee determines the salaries and incentive compensation of the officers of the Company and Bank and provides recommendations for the salaries and incentive compensation of the other employees and the consultants of the Bank. The Compensation Committee also administers the Company's various incentive compensation, stock and benefit plans. The Compensation Committee met two times during 2003.

Nominating Committee

        The Board of Directors, excluding Directors Bullock and Clift, acting as the "Nominating Committee", met in January, 2004 to select the nominees for election as directors at the Annual Meeting. All members of the Nominating Committee are independent directors as defined under The Nasdaq Stock Market listing standards.

        The Nominating Committee discusses director nominations prior to each Annual Meeting of the Company.

        The Nominating Committee recommends nominees for election as directors and reviews, if any, shareholder nominations to ensure compliance with the notice procedures set forth in the Company's Bylaws.

        In accordance with our Bylaws, nominations of individuals for election to the Board at an annual meeting of shareholders may be made by any shareholder of record entitled to vote for the election of directors at such meeting who provides timely notice in writing to the clerk. With respect to an election of directors to be held at an annual meeting of shareholders, to be timely, a shareholder's notice must be delivered to or received by the clerk not later than ninety (90) days prior to the anniversary of the previous year's annual meeting. With respect to an election to be held at a special meeting of shareholders for the election of directors, a shareholder's notice must be received by the clerk by the close of business on the tenth (10th) day following the date on which notice of such meeting is first given to shareholders. The shareholder's notice to the clerk must set forth certain information regarding the proposed nominee and the shareholder making such nomination. If a nomination is not properly brought before the meeting in accordance with the Company's Bylaws, the chairperson of the meeting may determine that the nomination was not properly brought before the meeting and shall not be considered. For additional information about the Company's director nomination requirements, please see the Company's Bylaws.

        It is the policy of the Nominating Committee to select individuals as director nominees who shall have the highest personal and professional integrity, who shall have demonstrated exceptional ability and judgment and who shall be most effective, in conjunction with the other nominees to the Board, in collectively serving the long-term interests of the shareholders. Shareholder nominees are analyzed by the Nominating Committee in the same manner as nominees that are identified by the Nominating Committee. The Corporation does not pay a fee to any third party to identify or evaluate nominees.

        William C. Bullock, Jr., Edwin N. Clift and Susan B. Singer were each nominated by the non-management, independent directors that comprise the Nominating Committee. As of March 1, 2004, the Nominating Committee had not received any shareholder recommendations for nominees in connection with the 2004 Annual Meeting.

        On March 18, 2004, the board of directors established a standing Nominating and Corporate Governance Committee and adopted a written charter for the Nominating and Corporate Governance Committee, which is attached as Appendix B to this Proxy Statement.

Audit Committee

        The Audit Committee is comprised of Directors Shubert (Chair), Hansen, Oldenburg and Singer, each of whom are independent, as defined under The Nasdaq Stock Market listing standards. The Board of Directors has determined that Perry B. Hansen qualifies as an Audit Committee Financial Expert as the term is defined by SEC regulations and in satisfaction of Nasdaq Stock Market listing standards. The function of the Audit Committee is described below under the heading Report of the Audit Committee. The Audit Committee met six times during 2003. The Audit Committee meets the requirements of Section 3(a)(58)(A) of the Securities Exchange Act of 1934, as amended, and operates under a written charter adopted by the Board of Directors of the Company, a copy of which is attached as Appendix A to this proxy statement.

        March 18, 2004

Report of the Audit Committee

        The following Audit Committee Report is provided in accordance with the rules and regulations of the Securities and Exchange Commission (the "SEC"). Pursuant to such rules and regulations, this report shall not be deemed "soliciting materials," filed with the SEC, subject to Regulation 14A or 14C of the SEC or subject to the liabilities of section 18 of the Securities Exchange Act of 1934, as amended.

        The Audit Committee of the Board of Directors of the Company serves as the representative of the Board by overseeing the audit coverage and monitoring the accounting, financial reporting, data processing, regulatory and internal control environments. The primary duties and responsibilities of the Audit Committee are to: (1) serve as an independent and objective party to monitor the Company's financial reporting process and internal control systems; (2) select and monitor the independent auditor; (3) pre-approve all audit and permissible non-audit services performed by external auditors; (4) review and appraise the audit efforts of the Company's independent auditors and internal audit department; (5) review the Company's quarterly financial performance, as well as its compliance with laws and regulations; (6) oversee management's establishment and enforcement of financial policies; (7) provide an open avenue of communication among the independent auditors, financial and senior management, the internal audit department, and the Board; and (8) establish procedures for the receipt, retention and treatment of complaints or concerns, including confidential employee submissions, about accounting, internal accounting controls or auditing matters. The Company's independent auditors, Berry, Dunn, McNeil & Parker, are responsible for expressing an opinion on the conformity of the Company's audited financial statements to generally accepted accounting principles.

        In this context, the Audit Committee hereby reports as follows:

  1.
  The Audit Committee has reviewed and discussed the audited financial statements with management.

  2.
  The Audit Committee has discussed with the independent auditors the matters required to be discussed by Statement on Auditing Standards No. 61 (Communication with Audit Committees).

  3.
  The Audit Committee has received written disclosures and the letter from the independent auditors required by the Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees) and has discussed with the auditors the auditors' independence.

        On the basis of these reviews and discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, for filing with the Securities and Exchange Commission.

        The Audit Committee has judged that non-audit services furnished by BDMP do not compromise BDMP's independence.

        Each of the members of the Audit Committee is independent as defined under the listing standards of The Nasdaq Stock Market.

Members of the Audit Committee

Dennis L. Shubert, M.D. Ph.D., Chair
Perry B. Hansen
Frederick A. Oldenburg, Jr., M.D.
Susan B. Singer

Remuneration of Directors and Officers

Directors' Fees

        Currently, each director of the Company receives the following fees:

  •
  Non-employee directors of the Bank receive $300 for their attendance at monthly and any special meetings of the Board of Directors.

  •
  Non-employee directors of the Company receive $100 per month for their attendance at monthly and any special committee meetings held on the same day as the Board of Directors' meetings.

  •
  Non-employee committee members also receive $150 for each committee meeting that is not held on the same day as the Board of Directors meetings.

        On January 16, 2003, each non-employee director received 100 shares of Merrill Merchants Bancshares, Inc. common stock.

        Non-employee directors may elect to have the payment of their directors' fees deferred pursuant to the Directors' Deferred Compensation Plan. Total directors' meeting and committee fees for fiscal 2003 were $64,835. We do not compensate our employees for service as directors. Directors are also entitled to the protection of certain indemnification provisions in our Articles of Incorporation and Bylaws.

        In addition, our directors are eligible to participate in the Stock Option Plan. This stock benefit plan is discussed under "Executive Compensation—Stock Option Plan." No options under the Stock Option Plan were granted to any non-employee director during the 2003 fiscal year.

Executive Officers

        The following individuals are executive officers of the Company and the Bank and hold the offices set forth below opposite their names.

Position Held with the
Name
	Company	Bank
William C. Bullock, Jr.	Chairman	Chairman
Edwin N. Clift	President/Chief Executive Officer	President/Chief Executive Officer
Charles W. Hart	—	Executive Vice President/Secretary
Deborah A. Jordan	Secretary/Treasurer	Executive Vice President/Treasurer
William P. Lucy	—	Executive Vice President

        The Board of Directors elects the executive officers of the Company and the Bank annually. The elected officers hold office until their respective successors have been elected and qualified, or until death, resignation or removal by the Board of Directors.

        Biographical information of executive officers, who are not directors of the Company, is set forth below.

        Charles W. Hart, age 64, has served as Executive Vice President since December 1999, and as head of Branch Administration of the Bank from 1992 to October 2002. Mr. Hart served as president of Maine Acceptance Corporation (MAC) from April 1999 to March 2002. He has been involved with the Company and the Bank since February 1992. From 1989 to 1991, he was the chief financial officer of a private company engaged in the sales and service of heavy duty trucks. Mr. Hart's thirty-seven year banking career also includes management positions with The Merrill Trust Company and Merchants National Bank. Mr. Hart served in the U.S. Navy and is a graduate of St. Anselm College. He is a former member of the Dedham School Board.

        Deborah A. Jordan, age 38, has served as Executive Vice President since December 1999, and as Chief Financial Officer of the Bank and Treasurer of the Company since 1993. From 1987 to 1992, she was employed as an audit manager at Arthur Andersen, LLP in Boston. She is a graduate of Husson College, Eastern Maine Technical College and is a Certified Public Accountant. Ms. Jordan serves as a director of Eastern Maine Technical College Foundation and OHI as well as a trustee of Husson College.

        William P. Lucy, age 45, has served as Executive Vice President since December 1999, and as Senior Loan Officer of the Bank since 1992. Mr. Lucy began his banking career at The Merrill Trust Company in 1981, and he has both commercial lending and branch administration experience. He is a graduate of the University of Maine and Williams College School of Banking. Mr. Lucy serves on the board of directors of Penobscot Community Healthcare, New Hope Hospice, Action Committee of 50, and M & J Company, a subsidiary of St. Joseph Healthcare Foundation. In addition, he is a trustee of the YMCA Foundation and he formerly served as chairman of the United Way Campaign.

Executive Compensation

        The following table sets forth cash and non-cash compensation received during each of the Company's last three fiscal years by Mr. Clift, Mr. Lucy and Ms. Jordan who are the only executive officers for whom compensation exceeded $100,000 in any year.

Summary Compensation Table

		Annual Compensation		Long-Term Compensation
Name and Principal Position	Year	Salary	Bonus	Number of Securities Underlying Stock Options	All Other Compensation
Edwin N. Clift President and Chief Executive Officer	2003 2002 2001	170,000 155,000 150,000	90,000 80,000 60,000	— — —	35,378 28,861 20,718	(1)
William P. Lucy Executive Vice President	2003 2002 2001	115,000 103,000 100,000	45,000 35,000 25,000	— — —	14,667 4,136 3,916	(1)
Deborah A. Jordan Executive Vice President	2003 2002 2001	100,000 93,000 90,000	40,000 30,000 23,000	— — —	11,343 3,731 3,523	(1)

(1)
Totals in this column are comprised of: (a) employer contributions to the 401(k) plan of $6,000 for Mr. Clift, $4,791 for Mr. Lucy and $4,118 for Ms. Jordan (b) dollar value of premiums paid by the Bank with respect to term life insurance and life insurance under the Life Insurance Endorsement Method Split-Dollar Plan Agreement of $3,467 for Mr. Clift, $412 for Mr. Lucy and $260 for Ms. Jordan and (c) the vested benefit accrued under the Supplemental Executive Retirement Plan of $25,911 for Mr. Clift, $9,464 for Mr. Lucy and $6,965 for Ms. Jordan.

Stock Option Plan

        The Company provided a long-term incentive to executives, employees and directors through the grant of options under the Company's Stock Option Plan (the "Plan"). This Plan expired April 26, 2003. The Plan was administered by the Compensation Committee which had the authority to select the individuals who will be awarded options and determine the amount and other conditions of such awards subject to the terms of the Plan.

        There were no option grants made to the named executives under the Stock Option Plan during 2003.

        The following table sets forth the aggregate number of options exercised in 2003 and the value of in-the-money options held as of December 31, 2003 by the named executives.

Aggregated Option Exercises in 2003
and Option Values on December 31, 2003

Name	Shares Acquired on Exercise	Value Realized	Number of Unexercised Options 12/31/03 Exercisable(E)/ Unexercisable(U)	Value of Unexercised In-the-Money Options 12/31/03 Exercisable(E)/ Unexercisable(U)
Edwin N. Clift	15,981	$164,227	—	—
William P. Lucy	11,000	$128,370	—	—
Deborah A. Jordan	17,817	$213,564	—	—

Supplemental Executive Retirement Plan

        The Company provides a non-qualified supplemental executive retirement plan for the benefit of key employees. Life insurance policies were acquired for the purpose of serving as the primary funding source. The amount of each annual benefit is indexed to the financial performance of each insurance policy owned by the Bank over the Bank's cost of funds expense.

Employment Agreements

        The Company currently has an employment agreement with Mr. Bullock. This agreement provides for the payment of an annual salary of $24,000 through December 2006 and a $12,000 annual payment thereafter for the remainder of Mr. Bullock's life or his spouse's life whichever survives.

        The agreement also provides that, to the extent not inconsistent with applicable federal, state or local law (including common law), or with the Articles of Incorporation or Bylaws of the Company and the Bank, and to the extent that Mr. Bullock is not in material breach of the agreement, the Company will provide for representation on or will recommend nomination for election to the Board of Directors of the Company and the Bank for Mr. Bullock, another designee of the Bullock Family Trust (the "Trust") or a member of Mr. Bullock's immediate family, so long as the Trust and/or Mr. Bullock's immediate family owns more than 3% of the common stock of the Company.

        The Bank has also entered into employment agreements with each of Edwin N. Clift, William P. Lucy and Deborah A. Jordan to secure their services to the Bank in their current positions. The employment agreements have a term of two years beginning on March 18, 2004, and may be renewed annually after a review of each executive's performance. These agreements provide for a minimum annual salary of $190,000, $130,000 and $112,500 to be paid to Mr. Clift, Mr. Lucy and Ms. Jordan, respectively. The employment agreements also provide for discretionary cash bonuses and participation on generally applicable terms and conditions in other compensation and fringe benefit plans. The Bank may terminate each executive's employment, and each executive may resign, at any time with or without cause. However, in the event of termination during the term without cause, the Bank will owe the executive severance benefits generally equal to the value of the salary that the executive would have received if he or she had continued working for the remaining unexpired term of the agreement. The same severance benefits would be payable if an executive resigns during the term following a material breach of contract by the Bank which is not cured within 30 days. For 90 days after a change in control, each executive may also resign for any reason and collect severance benefits as if he or she had been discharged without cause calculated as if the remaining unexpired term of the agreement is two years.

        If the Company or the Bank experiences a change in ownership, a change in effective ownership or control or a change in the ownership of a substantial portion of their assets as contemplated by section 280G of the Internal Revenue Code ("Section 280G"), the severance payments under the employment agreements will be capped at 2.99 each executive's respective "base amount" as such term is defined in Section 280G such that no amount might constitute an "excess parachute payment" under current federal tax laws. The effect of this provision is that deductions for payments made under the employment agreements to Mr. Clift, Mr. Lucy and Ms. Jordan will not be disallowed due to Section 280G.

Interests in Certain Transactions

        The Company's executive officers, its directors and their associates have had, and can be expected to have in the future, financial transactions with the Bank made in the ordinary course of business. All such transactions have been and will be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with others. These transactions do not involve more than the normal risk of collectibility or present other unfavorable features.

Section 16(a) Beneficial Ownership Reporting Compliance

        Section 16(a) of the Securities Exchange Act of 1934 requires that the Company's directors, executive officers, and any person holding more than ten percent of the Company's common stock file with the SEC reports of their ownership and changes in ownership of the Company's securities. The Company believes that during 2003, its directors, executive officers and 10% shareholders complied with all Section 16(a) filing requirements with the following exceptions: a late report for Mr. Hart and Ms. Singer regarding the exercise of stock options. The Form 4 and Form 5 filings have been subsequently filed with the SEC. In making this statement, the Company has relied upon an examination of the copies of Forms 3, 4 and 5 provided to the Company and the representations of its directors, executive officers and 10% shareholders.

Additional Information

Shareholder Communications with our Board of Directors

        Shareholders may contact our Board of Directors by contacting Deborah A. Jordan, Treasurer, Merrill Merchants Bancshares, Inc., 201 Main Street, Bangor, ME 04402-0925. All comments will be forwarded directly to the Board of Directors.

Stockholder Proposals for the 2005 Annual Meeting

        Stockholders interested in submitting a proposal for inclusion in the proxy materials for the Annual Meeting of Stockholders in 2005 may do so by following the procedures prescribed in SEC Rule 14a-8. To be eligible for inclusion, stockholder proposals must be received by the Company's Corporate Secretary no later than November 15, 2004. In addition, under our Bylaws, if you wish to nominate a director or bring other business before the Annual Meeting, you must be a stockholder and give timely notice in writing to the Company as specified in our Bylaws.

Other Matters

        The Board of Directors of the Company knows of no business that will be presented for consideration at the Annual Meeting other than the items referred to above. If any other matter is properly brought before the meeting for action by stockholders, proxies in the enclosed form returned to the Company will be voted in accordance with the recommendation of the Board of Directors or, in the absence of such a recommendation, in accordance with the judgment of the proxy holder.

        Our Annual Report on Form 10-KSB and other filings we make with the Securities and Exchange Commission (SEC) are available for free at the SEC's website: www.sec.gov. A copy of the Company's Annual Report on Form 10-KSB for the year ended December 31, 2003, as filed with the SEC, will be furnished free of charge to beneficial owners of the Company's stock upon written request to:

    Deborah A. Jordan, Treasurer
    Merrill Merchants Bancshares, Inc.
    201 Main Street
    Bangor, ME 04402-0925

Appendix A

Charter of the Audit Committee of the Board of Directors

I.     PURPOSE

        The Audit Committee (the "Committee") assists the Board of Directors (the "Board") of Merrill Merchants Bancshares, Inc. (the "Company") in their responsibilities to oversee the Company's accounting and financial reporting processes, the integrity of the Company's financial statements; the Company's compliance with legal and regulatory requirements; the independent auditor's qualifications, independence and performance; and the performance of the Company's internal audit and loan review functions. The Committee will prepare the report required by the Security and Exchange Commission's (the "SEC") proxy rules to be included in the company's annual proxy statement, or, if the company does not file a proxy statement, in the Company's annual report filed on Form 10-KSB or Form 10-K, whichever is appropriate, with the SEC.

        The Audit Committee fulfills these responsibilities by carrying out the activities enumerated in Section VII of the Charter.

II.    COMPOSITION

        The Committee will be comprised of three or more directors as determined by the Board. Each member of the Committee will meet the independence criteria of Nasdaq, Rule 10(A)-(m)(3)(B) of the Securities Exchange Act of 1934, and the rules and regulations of the SEC. Each Committee member will be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one member of the committee will have employment experience in finance or accounting, requisite professional certification in accounting, or any other comparable experience or background which results in the individual's financial sophistication, including being or having been a chief executive officer, chief financial officer or other senior officer with financial oversight responsibilities.

        The members of the Committee will be elected each year at the annual meeting of the full Board. The Board will elect one of the members to the Committee Chair.

III.  RESPONSIBILITIES

        The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the review of quarterly financial statements (iii) the system of internal controls that management has established; and (iv) the internal audit, external audit and loan review processes. In addition, the Committee provides an avenue for communication between the internal auditor, the independent auditor, financial management and the Board. The Committee should have a clear understanding with the independent auditor that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent auditor is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

        The Committee is solely responsible for the appointment, compensation, retention and evaluation of the work of the independent auditor engaged to audit the Company's financial reports, audit the Company's report on internal control, and perform any allowable non-audit service.

        The Committee will pre-approve audit and non-audit services provided by the independent auditor. The Committee may delegate to one or more Committee members the responsibility to approve such services, provided timely reports are made to the full Committee. In addition, the Committee may establish pre-approved categories of services.

IV.    AUTHORITY

        The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

        The Committee will receive appropriate funding, as determined by the Committee, from the Company for payment of compensation to the outside legal, accounting or other advisors, and staff employed by the Committee.

        The Committee may obtain advice and assistance from outside legal, accounting or other advisors and employ such staff as the Committee deems necessary to carry out its duties. Any such persons will work directly for the Committee and will not be accountable to either company management or the Company's Board.

V.     MEETINGS

        The Committee will meet at least four times annually, or more frequently as circumstances dictate. The Committee may, at its discretion, meet in separate executive sessions with the chief financial officer, independent auditor and the internal auditor. A majority of the members of the Committee will constitute a quorum for purposes of conducting Audit Committee business.

VI.   ATTENDANCE

        Committee members will strive to be present at all meetings. The Committee Chair, as necessary or desirable, may request that members of management and representatives of the independent auditor, the internal auditor and the loan review officer be present at Committee meetings.

VII. SPECIFIC DUTIES

        To fulfill its responsibilities and duties the Audit Committee shall:

  1.
  Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval. This should be done in compliance with applicable Nasdaq Audit Committee requirements. The charter is to be published as an appendix to the proxy statement every three years.

  2.
  Prepare the report required by the SEC's proxy rules to be included in the Company's annual proxy statement, or, if the Company does not file a proxy statement, in the Company's annual report.

  3.
  Evaluate, select, and where appropriate, replace an independent auditor who is ultimately accountable to the Audit Committee and Board of Directors as representatives of the Company's shareholders. Such evaluation shall be conducted at least annually and shall include a report from the independent auditor which includes:

  •
  The auditor's internal quality-control procedures

  •
  Any material issues raised by the most recent internal quality-control review or peer review of the firm, or by any inquiry or investigation by governmental or professional authorities,

      within the last five years, respecting independent audits carried out by the firm, and any steps taken by the firm to address such issues.

    •
    A formal written statement delineating all relationships between the independent auditor and the Company as contemplated by Independence Standards Board Standard No. 1, Independence Discussions with Audit Committees.

  4.
  Review with management, the internal auditor and the independent auditor the Company's accounting and financial reporting controls, including the certifications required by Sections 302 and 906 of Sarbanes-Oxley Act of 2002.

  5.
  Review the scope and general extent of the independent auditor's annual audit. The Committee's review should include a report from the independent auditor addressing the following:

  •
  Audit staffing and supervision, and scope of audit;

  •
  Critical accounting policies and practices, alternative accounting treatments, the reasons for selecting such policies, and their impact on the fairness of the Company's financial statements;

  •
  Significant estimates made by management in the preparation of financial reports;

  •
  The nature and content of communications between auditors and management;

  •
  Off-balance sheet transactions, joint ventures, contingent liabilities, or derivative transactions, and their impact on the fairness of financial statements;

  •
  Auditor proposed adjustments—both those recorded by management and those not recorded by management;

  •
  Difficulties encountered with management during the audit;

  •
  Disagreements with management regarding accounting reporting issues;

  •
  Material legal matters that may impact the financial statements; and

  •
  The independent auditor's opinion on the overall fairness of the financial statements.

  6.
  Review annually with management and the independent auditor the fee arrangement with the independent auditor.

  7.
  Review with financial management and the independent auditor the annual audited financial statements and quarterly financial statements, and related disclosures.

  8.
  Review with financial management and the independent auditor earnings press releases, and financial information and earnings guidance provided to analysts and rating agencies.

  9.
  Meet with management, the internal auditor and the independent auditor to discuss any relevant significant recommendations that the independent auditor may have, particularly those characterized as "reportable conditions." The Committee should review responses of management to the reportable conditions from the independent auditor and receive follow-up reports on action taken concerning the aforementioned recommendations.

  10.
  Review the appointment, replacement and compensation of both the internal auditor and loan review officer. The internal auditor and loan review officer will report directly to the audit committee chairman and administratively to a designated senior officer.

  11.
  Review the scope of the annual internal audit and loan review plans. Evaluate the internal auditor's risk assessment of the Company's activities used in developing the annual audit plan.

  12.
  Receive, review and approve reports from the internal auditor and the loan review officer and evaluate management's response in addressing the reported conditions. Such reports must be made directly from the internal auditor and the loan review officer to the Committee.

  13.
  Evaluate the performance of and, where appropriate, replace the internal auditor and loan review officer.

  14.
  Oversee the procedures established for the receipt, retention and treatment of complaints from Company employees on accounting, internal accounting controls or auditing matters, as well as for confidential, anonymous submissions by Company employees of concerns regarding questionable accounting of concerns regarding questionable accounting or auditing matters. The Committee will investigate all creditable submissions of questionable accounting or auditing matters.

  15.
  Review and approve all "related party transactions" as required. "Related party transactions" shall include any transaction required to be disclosed pursuant to Item 404 of Regulation S-K or S-B, as applicable, of the federal securities laws.

  16.
  The audit committee shall have the power to conduct or authorize investigations into any matters within the Committee's scope of responsibilities. The Committee shall be empowered to retain independent counsel, accountants, or others to assist it in the conduct of any investigation.

        The Committee will perform such other functions as assigned by law, the Company's charter or bylaws, or the Board of Directors.

Appendix B

Charter of the Nominating and Corporate
Governance Committee of the Board of Directors

Purpose

        The purpose of the Nominating & Corporate Governance Committee (the "Committee") shall be to assist the Board of Directors (the "Board") of Merrill Merchants Bancshares, Inc. (the "Company") in identifying qualified individuals to become Board members and officers of the Company, in determining the composition of the Board and its committees, in developing and implementing a process to assess Board effectiveness and in developing and implementing the Company's corporate governance guidelines.

Membership and Appointment

        The Committee shall consist of no fewer than three members, each of whom shall meet the criteria for independence established by the rules and regulations of the Nasdaq National Market and who the Board has affirmatively determined does not have a material relationship which, in the opinion of the Board, would interfere with the exercise of independent judgment in carrying out the responsibilities of a director. Members of the Committee shall be appointed annually by the Board and shall serve at the pleasure of the Board. In any year during which a director's term is scheduled to expire, the director will not participate in the nomination process with respect to their own nomination.

Meetings and Procedures

        The Committee shall have a chairperson who must, and a secretary who may but need not be, a member of the Committee. The Board shall designate the chairperson of the Committee and the Committee shall designate the secretary for the Committee. If the Board does not designate a chairperson, or if the chairperson shall not be present at a meeting, the Committee shall select its own chairperson.

        The Committee shall establish its own rules of procedure, which shall be consistent with the Bylaws of the Company and this Charter. The Committee shall meet at least two times annually in conjunction with regularly scheduled meetings of the Board at regularly scheduled times and places determined by the Committee's chairperson, and may meet more frequently, or take action by unanimous written consent, as circumstances require. A meeting may be called by the chairperson of the Committee or by majority of the members of the Committee. Notice of any meeting shall be given by the person or persons calling the meeting given to each other member of the Committee at least 48 hours prior to the meeting. Notice may be given in the same fashion as permitted for notice of Board meetings pursuant to the Company's Bylaws and applicable law. A meeting shall be deemed properly called if each member of the Committee shall have received notice given as aforesaid or, prior to the conclusion of the meeting, shall have signed a written waiver of notice.

        A quorum shall consist of at least a majority of the voting members of the Committee. The vote of a majority of the voting members present at any meeting at which a quorum exists, including the chairperson of the committee who shall be eligible to vote, shall constitute the action of the Committee.

        The Committee may request that any directors, officers or employees of the Company, or other persons whose advice and counsel are sought by the Committee, attend any meeting of the Committee to provide such pertinent information as the Committee requests.

        Following each of its meetings, the Committee shall report its actions and recommendations to the Board. The secretary of the Committee shall keep written minutes of its meetings, which minutes shall be subject to approval by the members of the Committee and, once approved, shall be maintained with the books and records of the Company.

        The Committee shall have the authority to delegate any of its responsibilities to subcommittees, as the committee may deem appropriate in its sole discretion.

Nominations by Shareholders

        Shareholders may recommend nominees for election to the Board, in a manner consistent with the Company's Bylaws, as set forth under Section 8 of Article VI thereof.

Committee Authority and Responsibilities

        The Committee shall have the following authority and responsibilities:

  1.
  The Committee shall develop criteria, to be approved by the full Board, for the selection of new directors and, when appropriate, conduct the search for individuals qualified to become members of the Board.

  2.
  The Committee shall develop criteria for the evaluation of incumbent Board members.

  3.
  The Committee shall evaluate the performance of current Board members proposed for reelection, and recommend to the Board whether such members should stand for reelection.

  4.
  The Committee shall annually assess the performance of the Board as a whole, discuss such assessment with the full Board and, as appropriate, recommend changes, including, but not limited to, changes in Board size and composition and in Board policies and procedures.

  5.
  The Committee shall develop and recommend to the Board for its approval an annual self-evaluation process of the Board and its committees. The Committee shall oversee the annual self-evaluation of the Board and report its findings to the Board.

  6.
  The Committee shall select, and recommend to the Board for its approval, nominees for election as directors by the shareholders of the Company, taking into account the criteria approved by the Board.

  7.
  The Committee shall consider and evaluate any shareholder nominees for election as director in compliance with the Company's Bylaws and in accordance with the criteria approved by the Board.

  8.
  The Committee shall review the Board's committee structure and annually recommend to the Board, for its approval, directors to serve as members of each committee. The Committee shall recommend to the Board additional committee members to fill vacancies as needed, taking into account the criteria approved by the Board. The Committee shall recommend to the Board individual directors to be designated as chairpersons of the Board committees. Notwithstanding the foregoing, the members of the Committee shall be appointed by the full Board without recommendation by the Committee. The Board shall also, without recommendation by the Committee, be responsible for filling vacancies in, and appointing chairpersons of, the Committee.

  9.
  Together with the Compensation Committee, the Committee shall develop criteria for the identification and recruitment of executive officers of the Company.

  10.
  Together with the Compensation Committee, the Committee shall develop criteria for the evaluation of the executive officers of the Company.

  11.
  The Committee shall annually recommend to the Board for its approval the slate of officers for the Company.

  12.
  The Committee shall develop and recommend to the Board for its approval a set of corporate governance guidelines. The Committee shall review the guidelines on an annual basis, or more frequently if appropriate, and recommend changes as necessary.

  13.
  The Committee shall establish procedures for the Committee to exercise oversight of the evaluation of the Board and management.

  14.
  The Committee shall retain or terminate, in its sole discretion, any search firm to be used to identify director and executive officer candidates and to approve the search firm's fees and other retention terms. The Committee shall also have authority to retain outside counsel and any other advisors as the Committee may deem appropriate in its sole discretion.

  15.
  The Committee shall review and assess the adequacy of this charter at least annually and, as appropriate, adopt and recommend changes to the Board for its approval.

  16.
  The Committee shall periodically review and assess the Company's Certificate of Incorporation and Bylaws and, as appropriate, recommend changes to the Board for its approval.

  17.
  The Committee shall annually conduct and present to the Board a performance evaluation of the Committee.

  18.
  The Committee shall consider any other corporate governance issues that may arise from time to time, and to develop appropriate recommendations for the Board.

        * Charter adopted by the Nominating and Governance Committee of the Board on March 18, 2004.

REVOCABLE PROXY
Merrill Merchants Bancshares, Inc.
Annual Meeting of Stockholders
April 29, 2004

        The undersigned hereby appoints Deborah A. Jordan and Charles W. Hart, and each of them, as proxies of the undersigned, with full powers of substitution, to act and to vote all the shares of common stock of Merrill Merchants Bancshares, Inc. held of record by the undersigned on March 10, 2004, at the Annual Meeting of Stockholders to be held on April 29, 2004, or at any adjournment thereof, and hereby revokes all former proxies.

        This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is given, this Proxy will be voted "FOR" the election of all nominees listed in Item 1 and "FOR" the proposal listed in Item 2.

PLEASE MARK VOTES AS IN THIS EXAMPLE. ☒

1.	Election of Directors –		Withhold	For All	2.	Ratification of the appointment of Berry,	For	Against	Abstain
	Directors with Terms Expiring in 2007:	For	All	Except		Dunn, McNeil & Parker as independent	☐	☐	☐
	01 – William C. Bullock, Jr.	☐	☐	☐		public accountants for the fiscal
	02 – Edwin N. Clift					year ending December 31, 2004.
03 – Susan B. Singer
	(Except nominee(s) written above)				In their discretion the Proxies are authorized to vote as the Board of Directors may deem advisable upon such other business as may properly come before the meeting.
THIS PROXY WHEN PROPERLY EXECUTED WILL BE VOTED IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKOWNER. IF NO DIRECTION IS MADE, THIS PROXY WILL BE VOTED FOR ITEMS 1 AND 2.
THE BOARD OF DIRECTORS RECOMMENDS A VOTE "FOR" EACH OF THE LISTED PROPOSALS.
THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS.

Signature	Signature
Dated: , 2004

Please sign exactly as your name or names appear above. For joint accounts, each owner should sign. When signing as executor, administrator, attorney, trustee or guardian, please give your full title.

QuickLinks

Notice of 2004 Annual Meeting and Proxy Statement
  NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
Proxy Statement
  Solicitation and Revocation of Proxies
  Voting Securities
Election of Directors of Merrill Merchants Bancshares, Inc.
Ratification of Appointment of Independent Public Accountants
  Board of Directors and Its Committees
  Remuneration of Directors and Officers
  Employment Agreements
  Interests in Certain Transactions
  Section 16(a) Beneficial Ownership Reporting Compliance
  Additional Information
  Charter of the Audit Committee of the Board of Directors
  Charter of the Nominating and Corporate Governance Committee of the Board of Directors
REVOCABLE PROXY